                             TRUSTFUNDS TAX EXEMPT TRUST

                 WRITTEN INSTRUMENT AMENDING THE DECLARATION OF TRUST


         The undersigned, being all of the Trustees of TrustFunds Tax Exempt Trust, a business trust organized under the laws of The Commonwealth of Massachusetts pursuant to a declaration of Trust dated March 15, 1982, do hereby amend, effective upon the filing of this instrument in the office of the Secretary of State of The Commonwealth of Massachusetts, the Declaration of Trust by deleting the word "Trust Funds" wherever it appears therein and inserting in place thereof the words "SEI".

         This instrument may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have signed these presents on the dates indicated.


 /s/ Alfred P. West                                   December 23, 1988
---------------------------------
Alfred P. West,  Jr.


---------------------------------                     December 23, 1988
William M. Doran


---------------------------------                     December 23, 1988
Edward Binshadler


---------------------------------                     December 23, 1988
Richard Blanchard


---------------------------------                     December 23, 1988
F. Wendell Gooch

                             TRUSTFUNDS TAX EXEMPT TRUST

                 WRITTEN INSTRUMENT AMENDING THE DECLARATION OF TRUST


         The undersigned, being all of the Trustees of TrustFunds Tax Exempt Trust, a business trust organized under the laws of The Commonwealth of Massachusetts pursuant to a declaration of Trust dated March 15, 1982, do hereby amend, effective upon the filing of this instrument in the office of the Secretary of State of The Commonwealth of Massachusetts, the Declaration of Trust by deleting the word "Trust Funds" wherever it appears therein and inserting in place thereof the words "SEI".

         This instrument may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have signed these presents on the dates indicated.


---------------------------------                     December 23, 1988
Alfred P. West,  Jr.


 /s/ William M. Doran                                 December 23, 1988
---------------------------------
William M. Doran


---------------------------------                     December 23, 1988
Edward Binshadler


---------------------------------                     December 23, 1988
Richard Blanchard


---------------------------------                     December 23, 1988
F. Wendell Gooch

                             TRUSTFUNDS TAX EXEMPT TRUST

                 WRITTEN INSTRUMENT AMENDING THE DECLARATION OF TRUST


         The undersigned, being all of the Trustees of TrustFunds Tax Exempt Trust, a business trust organized under the laws of The Commonwealth of Massachusetts pursuant to a declaration of Trust dated March 15, 1982, do hereby amend, effective upon the filing of this instrument in the office of the Secretary of State of The Commonwealth of Massachusetts, the Declaration of Trust by deleting the word "Trust Funds" wherever it appears therein and inserting in place thereof the words "SEI".

         This instrument may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have signed these presents on the dates indicated.


---------------------------------                     December 23, 1988
Alfred P. West,  Jr.


---------------------------------                     December 23, 1988
William M. Doran


 /s/ Edward Binshadler                                December 23, 1988
---------------------------------
Edward Binshadler


---------------------------------                     December 23, 1988
Richard Blanchard


---------------------------------                     December 23, 1988
F. Wendell Gooch

                             TRUSTFUNDS TAX EXEMPT TRUST

                 WRITTEN INSTRUMENT AMENDING THE DECLARATION OF TRUST


         The undersigned, being all of the Trustees of TrustFunds Tax Exempt Trust, a business trust organized under the laws of The Commonwealth of Massachusetts pursuant to a declaration of Trust dated March 15, 1982, do hereby amend, effective upon the filing of this instrument in the office of the Secretary of State of The Commonwealth of Massachusetts, the Declaration of Trust by deleting the word "Trust Funds" wherever it appears therein and inserting in place thereof the words "SEI".

         This instrument may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have signed these presents on the dates indicated.


---------------------------------                     December 23, 1988
Alfred P. West,  Jr.


---------------------------------                     December 23, 1988
William M. Doran


---------------------------------                     December 23, 1988
Edward Binshadler


 /s/ Richard Blanchard                                December 23, 1988
---------------------------------
Richard Blanchard


---------------------------------                     December 23, 1988
F. Wendell Gooch

                             TRUSTFUNDS TAX EXEMPT TRUST

                 WRITTEN INSTRUMENT AMENDING THE DECLARATION OF TRUST


         The undersigned, being all of the Trustees of TrustFunds Tax Exempt Trust, a business trust organized under the laws of The Commonwealth of Massachusetts pursuant to a declaration of Trust dated March 15, 1982, do hereby amend, effective upon the filing of this instrument in the office of the Secretary of State of The Commonwealth of Massachusetts, the Declaration of Trust by deleting the word "Trust Funds" wherever it appears therein and inserting in place thereof the words "SEI".

         This instrument may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have signed these presents on the dates indicated.


---------------------------------                     December 23, 1988
Alfred P. West,  Jr.


---------------------------------                     December 23, 1988
William M. Doran


---------------------------------                     December 23, 1988
Edward Binshadler


---------------------------------                     December 23, 1988
Richard Blanchard


 /s/ F. Wendell Gooch                                 December 23, 1988
---------------------------------
F. Wendell Gooch